EXHIBIT 10.03
                                                                   -------------

                                VOTING AGREEMENT


            THIS VOTING AGREEMENT, dated as of July 18, 2003 (this "Agreement"), is made and entered into by and among DSL.net, Inc., a Delaware corporation ("DSLN"), certain stockholders of DSLN who have executed a signature page hereto (each a "Stockholder," and collectively, the "Stockholders") and the Investors listed on the signature pages hereto (collectively, the "Investors").

                                    PREAMBLE

            The Stockholders are stockholders of DSLN and desire that DSLN and the Investors enter into the Note and Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement") among DSLN and the Investors with respect to the sale of certain Notes and Warrants to the Investors set forth therein. The Stockholders are executing this Agreement as an inducement to DSLN and the Investors to enter into and execute the Purchase Agreement.

            All capitalized terms used herein which are not defined herein shall have the same meanings as ascribed to them in the Purchase Agreement.

            NOW, THEREFORE, in consideration of the execution and delivery by DSLN and the Investors of the Purchase Agreement and the mutual covenants, conditions and agreements contained herein and therein, the parties agree as follows:

            1. REPRESENTATIONS AND WARRANTIES. (a) The Stockholders severally and not jointly represent and warrant to DSLN and the Investors as follows:

                                    (i) As of the date hereof, the Stockholders
            are the record owners of the DSLN Common Stock, the Series X Preferred Stock, the Series Y Preferred Stock or warrants (listed on an as-if-converted to DSLN Common Stock basis) set forth on Schedule 1 to this Agreement. Except for the DSLN Capital Stock set forth on
            Schedule 1 to this Agreement, the Stockholders are not the record owner of any other shares of DSLN Capital Stock. "DSLN Capital Stock" shall mean the DSLN Common Stock, the Series X Preferred Stock and the Series Y Preferred Stock. The DSLN Capital Stock set forth on Schedule 1 to this Agreement and any other DSLN Capital Stock (including Common Stock issuable pursuant to the warrants set forth on Schedule 1) or other voting stock of DSLN that the Stockholders may acquire in the future are referred to herein as the "Shares." This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholders, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or the availability of equitable remedies, and the execution and delivery of this Agreement will not violate or result in a default under any agreement to which the Stockholders are a party. Neither the execution and delivery of this Agreement nor the consummation by the Stockholders of the transactions contemplated hereby will (A) conflict with or violate, or require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to a Stockholder or a Stockholder's Shares or (B) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which a Stockholder is a party or by which a Stockholder is bound.

                                    (ii) Except as permitted by Section 3, each
            Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by each Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever that would interfere with the voting of the Shares or the granting of any proxy with respect to the subject matter of the proxy granted in Section 2 below, except for any such encumbrances or proxies arising hereunder.

                                    (iii) The DSLN Capital Stock set forth on
            Schedule 1 and held by the Stockholders as of the date hereof is subject to this Agreement and is sufficient, if voted in accordance with the terms hereof, under the Delaware General Corporation Law and the Company's certificate of incorporation and by-laws to obtain the Required Stockholder Approvals, regardless of whether all options, warrants, rights or agreements for the purchase or acquisition of any DSLN Capital Stock or other voting stock of DSLN that may be exercised by any Person prior to any DSLN Stockholders Meeting are exercised.

                                    (iv) The Stockholders understand and
            acknowledge that any DSLN Capital Stock or other voting stock of the Company that the Stockholders purchase or with respect to which the Stockholders otherwise acquire beneficial ownership after the date of this Agreement and prior to the Termination Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares as of the date hereof.

                                    (v) The Stockholders understand and
            acknowledge that DSLN and the Investors are entering the Purchase Agreement in reliance upon the Stockholders' execution and delivery of this Agreement. The Stockholders acknowledge that the irrevocable proxy set forth in Section 4 is granted in consideration for the execution and delivery of the Purchase Agreement by DSLN and the Investors.

            (b) DSLN and each of the Investors severally and not jointly represent and warrant to the Stockholders as follows:

                                    (i) This Agreement has been duly authorized,
            executed and delivered by and constitutes a valid and binding agreement of it, enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies, and the execution and delivery of this Agreement will not violate or result in a default under any agreement to which it is a party. Neither the execution and delivery of this Agreement nor the consummation by it of the transactions contemplated hereby will (A) violate, or require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to it or (B) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which it is a party or by which it is bound.

            2. VOTING AGREEMENT. The Stockholders severally agree with, and covenant to, DSLN and the Investors that, during the term of this Agreement, at any meeting of DSLN stockholders called for the purpose of approving the transactions contemplated by the Purchase Agreement, including the Required Stockholder Approvals and all other meetings of Stockholders related thereto (each, a "DSLN Stockholders Meeting"), or at any adjournment thereof or in any other circumstances upon which a vote, consent, agreement or other approval is sought for the purpose of approving the transactions contemplated by the Purchase Agreement, including the Required Stockholder Approvals, the Stockholders shall vote (or cause to be voted) the Stockholder's Shares (and all shares of DSLN Capital Stock for which such Stockholder has been granted a proxy to the extent permitted thereby), and shall otherwise consent or agree to vote, in favor of the issuances of the Notes and Warrants as proposed under the Purchase Agreement and each of the amendments to DSLN's certificate of incorporation set forth in Exhibit A hereto. The Stockholders, as holders of DSLN Capital Stock, shall be present in person or by proxy at all meetings of stockholders of DSLN so that all Shares are counted for purposes of determining the presence of a quorum at such meetings.

            3. COVENANTS. The Stockholders severally agree with, and covenant to, DSLN and the Investors that prior to the termination of this Agreement, the Stockholders shall not (i) without the prior written consent of DSLN and the DB Investors (which consent shall not be unreasonably withheld if the transferee executes this Agreement at the time of the transfer) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, or consent to any transfer of) any or all of a Stockholder's Shares or any interest therein; (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein; (iii) grant any proxy, power of attorney or other authorization in or with respect to such Shares other than pursuant hereto; or
(iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares other than pursuant hereto.

            4. GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY.

                        (a) Each Stockholder hereby revokes any previous proxies
            relating to its Shares and irrevocably (to the fullest extent permitted by Section 212 of the Delaware General Corporation Law) grants to, and appoints, David F. Struwas, Robert DeSantis, and Stephen Zamansky, each of DSLN, and each of them individually, and any individual who shall hereafter succeed such person in such office at DSLN, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder's Shares at any meeting of stockholders of DSLN (including without limitation the DSLN Stockholders Meeting), or at any adjournment thereof or in any other circumstances upon which a vote, agreement, consent or other approval is sought, on the matters set forth in Section 2 hereof; provided, however, that such vote shall be restricted to the matters set forth in Section 2 and such vote shall be an affirmative vote in favor of the transactions contemplated by the Purchase Agreement, including the Required Stockholder Approvals. Such attorney-in-fact may evidence the taking of any action, giving of any consent or the voting of the Shares by the execution of any document or instrument for such purpose in the name of such Stockholder.

                        (b) Each Stockholder hereby affirms that the irrevocable
            proxy set forth in this Section 4 is given in connection with the execution of the Purchase Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. SUCH IRREVOCABLE PROXY IS EXECUTED AND INTENDED TO BE IRREVOCABLE IN ACCORDANCE WITH THE PROVISIONS OF
            SECTION 212 OF THE DELAWARE GENERAL CORPORATION LAW.

            5. CERTAIN EVENTS. The Stockholders agree that, except as provided in Section 3, this Agreement and the obligations hereunder shall attach to the Stockholders' Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation the Stockholders' successors or assigns. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of DSLN, or the acquisition of additional shares of DSLN Capital Stock or other voting securities of DSLN by any Stockholder, the number of Shares subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of DSLN Capital Stock or other voting securities of DSLN issued to or acquired by the Stockholders.

            6. FURTHER ASSURANCES. The Stockholders shall, upon request of DSLN or any of the Investors execute and deliver any additional documents and take such further actions as may be necessary to carry out the provisions hereof and to vest the power to vote each Stockholder's Shares as contemplated by Section 4 (except as provided in Section 3) in DSLN and the other irrevocable proxies described therein at the expense of DSLN.

            7. TERMINATION. This Agreement, and all rights and obligations of the parties hereunder, including, without limitation, the proxy set forth in
Section 4, shall terminate upon the first to occur of (i) the termination of the Purchase Agreement in accordance with Section 1.5 thereof, or (ii) upon the Second Closing (the "Termination Date").

            8. MISCELLANEOUS.

                        (a) This Agreement may be executed in two or more
            counterparts (including by facsimile transmission), all of which shall be considered one and the same agreement.

                        (b) This Agreement (including the documents and
            instruments referred to herein) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                        (c) This Agreement shall be governed by, and construed
            in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                        (d) Neither this Agreement nor any of the rights,
            interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties. Any assignment in violation of the foregoing shall be void.

                        (e) The Stockholders agree that irreparable damage would
            occur and that DSLN and the Investors would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that DSLN and the Investors shall be entitled to an injunction or injunctions to prevent breaches by the Stockholders of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

                        (f) If any term, provision, covenant or restriction
            herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, such term, provision, covenant or restriction shall be modified or voided, as may be necessary to achieve the intent of the parties to the extent possible, and the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

                        (g) No amendment, modification or waiver in respect of
            this Agreement shall be effective against any party unless it shall be in writing and signed by such party.


                      [SIGNATURES APPEAR ON THE NEXT PAGE]

                        IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting Agreement as of the date first above written.

                                 DSL. net, Inc.


                                 By: /s/ David F. Struwas
                                    ---------------------------------
                                 Title:  Chief Executive Officer
                                       ------------------------------




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]











                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                  DEUTSCHE BANK AG LONDON,
                                  BY DB ADVISORS LLC AS INVESTMENT ADVISOR

                                  By: /s/ Roger Ehrenberg
                                     -------------------------------------
                                  Name: Roger Ehrenberg
                                       -----------------------------------
                                  Title: President
                                        ----------------------------------




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]














                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                  VantagePoint Venture Partners III (Q), L.P.
                                  By: VantagePoint Venture Associates III,
                                      L.L.C., its general partner

                                  By:  /s/ James D. Marver
                                       -----------------------------------

                                  Name:    James D. Marver
                                         ---------------------------------
                                  Managing Member


                                  VantagePoint Venture Partners III, L.P.

                                  By: VantagePoint Venture Associates III,
                                      L.L.C., its general partner

                                  By:  /s/ James D. Marver
                                       -----------------------------------

                                  Name:    James D. Marver
                                         ---------------------------------
                                  Managing Member


                                  VantagePoint Communications Partners, L.P.

                                  By: VantagePoint Communications Associates,
                                      L.L.C., its general partner

                                  By:  /s/ James D. Marver
                                       -----------------------------------

                                  Name:    James D. Marver
                                         ---------------------------------
                                  Managing Member


                                  VantagePoint Venture Partners 1996, L.P.

                                  By: VantagePoint Associates, L.L.C., its
                                      general partner

                                  By:  /s/ James D. Marver
                                       -----------------------------------
                                  Name:    James D. Marver
                                         ---------------------------------




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                  COLUMBIA CAPITAL EQUITY PARTNERS II (QP), L.P.

                                  By: Columbia Capital Equity Partners, L.L.C.


                                      By: /s/ Harry F. Hopper, III
                                         ---------------------------------
                                      Name:  Harry F. Hopper, III
                                           -------------------------------
                                      Title: Partner
                                            ------------------------------



                                  COLUMBIA CAPITAL EQUITY PARTNERS III (QP),
                                  L.P.

                                  By: Columbia Capital Equity Partners III, L.P.
                                      Its: General Partner


                                      By: /s/ Harry F. Hopper, III
                                         ---------------------------------
                                      Name:  Harry F. Hopper, III
                                           -------------------------------
                                      Title: Pertner
                                            ------------------------------


                                  COLUMBIA CAPITAL EQUITY PARTNERS II (CAYMAN),
                                  LP

                                  By: Columbia Capital Equity Partners, L.L.C.
                                      Its: General Partner


                                      By: /s/ Harry F. Hopper, III
                                         ---------------------------------
                                      Name:  Harry F. Hopper, III
                                           -------------------------------
                                      Title: Partner
                                            ------------------------------



                                  COLUMBIA CAPITAL EQUITY PARTNERS II, LP

                                  By: Columbia Capital Equity Partners, L.L.C.
                                      Its: General Partner


                                      By: /s/ Harry F. Hopper, III
                                         ---------------------------------
                                      Name:   Harry F. Hopper, III
                                           -------------------------------
                                      Title: Partner
                                            ------------------------------


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                  COLUMBIA CAPITAL EQUITY PARTNERS III (CAYMAN), LP

                                  By: Columbia Capital Equity Partners III
                                      (Cayman), Ltd.
                                      Its: General Partner


                                      By: /s/ Harry F. Hopper, III
                                         ---------------------------------
                                      Name:  Harry F. Hopper, III
                                           -------------------------------
                                      Title: Partner
                                            ------------------------------



                                  COLUMBIA CAPITAL EQUITY PARTNERS III (AI), LP

                                  By: Columbia Capital Equity Partners III, L.P.
                                      Its: General Partner


                                      By: /s/ Harry F. Hopper, III
                                         ---------------------------------
                                      Name:  Harry F. Hopper, III
                                           -------------------------------
                                      Title: Partner
                                            ------------------------------


                                  COLUMBIA CAPITAL INVESTORS III, LLC

                                  By: Columbia Capital III, LLC
                                      Its: Manager


                                      By: /s/ Harry F. Hopper, III
                                         ---------------------------------
                                      Name:  Harry F. Hopper, III
                                           -------------------------------
                                      Title: Partner
                                            ------------------------------


                                  COLUMBIA CARDINAL PARTNERS, L.L.C.

                                  By: Columbia Partners, L.L.C.


                                      By: /s/ Harry F. Hopper, III
                                         ---------------------------------
                                      Name:  Harry F. Hopper, III
                                           -------------------------------
                                      Title: Partner
                                            ------------------------------



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                      COLUMBIA BROADSLATE PARTNERS, LLC

                                      By: Columbia Capital III, L.L.C.
                                          Its:


                                          By: /s/ Harry F. Hopper, III
                                             -----------------------------
                                          Name:  Harry F. Hopper, III
                                               ---------------------------
                                          Title: Partner
                                                --------------------------




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]












                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                  CHARLES RIVER PARTNERSHIP X, A LIMITED
                                  PARTNERSHIP

                                  By: Charles River X GP, LLC, General Partner


                                  By: /s/ Richard M. Burnes, Jr.
                                     -------------------------------------
                                  Name:  Richard M. Burnes, Jr.
                                       -----------------------------------
                                  Title: Managing Member
                                        ----------------------------------



                                  CHARLES RIVER PARTNERSHIP X-A, A LIMITED
                                  PARTNERSHIP

                                  By: Charles River X GP, LLC, General Partner


                                  By: /s/ Richard M. Burnes, Jr.
                                     -------------------------------------
                                  Name:  Richard M. Burnes, Jr.
                                       -----------------------------------
                                  Title: Managing Member
                                        ----------------------------------



                                  CHARLES RIVER FRIENDS X-B, LLC

                                  By: Charles River Friends, Inc., Manager


                                  By: /s/ Richard M. Burnes, Jr.
                                     -------------------------------------
                                  Name:  Richard M. Burnes, Jr.
                                       -----------------------------------
                                  Title: Managing Member
                                        ----------------------------------



                                  CHARLES RIVER FRIENDS X-C, LLC

                                  By:  Charles River Friends, Inc., Manager


                                  By: /s/ Richard M. Burnes, Jr.
                                     -------------------------------------
                                  Name:  Richard M. Burnes, Jr.
                                       -----------------------------------
                                  Title: Managing Member
                                        ----------------------------------


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                   THE LAFAYETTE INVESTMENT FUND, L.P.

                                  By: Lafayette Investment Partners, L.P.,
                                      its sole general partner

                                  By: Lafayette Private Equities, Inc.,
                                      its sole general partner


                                      By: /s/ Robert Sussman
                                         ---------------------------------
                                         Robert Sussman
                                         Vice President




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




                      [SIGNATURE PAGE TO VOTING AGREEMENT]

                                   SCHEDULE 1

------------------------------------------------------- -------------------- -------------------- ------------ ------------
Stockholder's Name                                       Series X Preferred   Series Y Preferred     Common      Warrants
------------------------------------------------------- -------------------- -------------------- ------------ ------------
VantagePoint Venture Partners III (Q), L.P.                    10,694                  0            1,361,037   5,960,152
------------------------------------------------------- -------------------- -------------------- ------------ ------------
VantagePoint Venture Partners III, L.P.                         1,306                  0             168,218     727,881
------------------------------------------------------- -------------------- -------------------- ------------ ------------
VantagePoint Communications Partners, L.P.                      4,000                  0           13,562,330   2,284,888
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Vantagepoint Venture Partners 1996, L.P.                        4,000                  0            6,781,164   2,257,114
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Capital Equity Partners III (QP), L.P.                   0                  3,877              0        850,053
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Capital Equity Partners II (QP), L.P.                    0                   507               0        112,718
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Cardinal Partners, LLC                                   0                   544               0         20,225
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Broadslate Partners, LLC                                 0                  3,108              0           0
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Capital Equity Partners III (AI), L.P.                   0                   214               0         46,959
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Capital Equity Partners II (Cayman), L.P.                0                    0                0         92,020
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Capital Equity Partners II, L.P.                         0                    0                0         4,754
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Capital Equity Partners III, (Cayman) L.P.               0                    0                0        466,809
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Columbia Capital Investors III, L.L.C.                            0                    0                0        209,741
------------------------------------------------------- -------------------- -------------------- ------------ ------------
The Lafayette Investment Fund, L.P.                               0                  3,750              0           0
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Charles River Partnership X, A Limited Partnership                0                   905               0           0
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Charles River Partnership X-A, A Limited Partnership              0                    25               0           0
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Charles River Friends X-B, LLC                                    0                    60               0           0
------------------------------------------------------- -------------------- -------------------- ------------ ------------
Charles River Friends X-C, LLC                                    0                    10               0           0
------------------------------------------------------- -------------------- -------------------- ------------ ------------
------------------------------------------------------- -------------------- -------------------- ------------ ------------
TOTALS                                                         20,000                13,000        21,872,749   13,033,314
------------------------------------------------------- -------------------- -------------------- ------------ ------------

                                    Exhibit A
                                    ---------


    PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION OF DSL.NET, INC.

            All corporate action necessary to effectuate the following proposed amendments to the certificate of incorporation of the Company will need to be taken in connection with the transactions contemplated by the Note and Warrant Purchase Agreement (the "Purchase Agreement") dated as of July 18, 2003 by and among the Corporation and the investors named therein (capitalized terms used but not defined herein shall have the meaning given such terms in the Purchase Agreement):

Proposed Amendment to Increase the Number of Shares of Authorized Common Stock
------------------------------------------------------------------------------

            Paragraph A of Article IV of the Corporation's certificate of incorporation shall be amended to increase the number of authorized shares of Common Stock to _____________ shares from 250,000,000 shares by amending and restating such paragraph A in its entirety, so that as so amended and restated such paragraph A shall read in its entirety as follows:

                        A. CLASSES OF STOCK. This corporation is authorized to
            issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this corporation is authorized to issue is ___________ shares, of which ____________ shares shall be Common Stock with a par value of $.0005 per share and 20,000,000 shares shall be Preferred Stock with a par value of $.001 per share.

Proposed Amendments to Series X Preferred Stock
-----------------------------------------------

            The terms of the Series X Preferred Stock shall be amended to replace the full ratchet antidilution adjustment mechanism with a weighted-average antidilution adjustment mechanism by amending and restating the first paragraph of Section 3(d) of the Certificate of Designation of Series X Preferred Stock ("Series X Certificate of Designation") in its entirety, so that as so amended and restated such first paragraph of Section 3(d) shall read in its entirety as follows:

                        (d) Adjustment of Price Upon Issuance of Common Stock.
            Except as provided in subsections 3(e) and 3(f), if and whenever the Corporation shall issue or sell, or is, in accordance with subsections 3(d)(i) through 3(d)(vii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) (the "Dilutive Financing Price"), then, forthwith upon such issue or sale, the applicable Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale and (b) the total number of shares of Common Stock issuable in such issue or sale. For purposes hereof all shares of Common Stock issuable upon conversion of outstanding Options and Convertible Securities (both as defined below) (including all outstanding shares of Series X Preferred Stock and Series Y Preferred Stock and all outstanding warrants to purchase shares of capital stock of the Corporation) immediately prior to such issue or sale shall be deemed to be outstanding for the purposes of clauses (i)(a) and (ii)(a). The provisions of this subsection 3(d) may be waived in any instance, without a meeting, prospectively or retroactively, by the holders of the Series X Preferred Stock by obtaining the written consent of the holders of a majority of the then outstanding shares of Series X Preferred Stock.

            The terms of the Series X Preferred Stock shall be amended to exclude from the requirement to make adjustments of the Conversion Price applicable to the Series X Preferred Stock (1) the issuance, sale and exercise of the Warrants, (2) the issuance of shares of Common Stock as payment of interest in accordance with the terms of the Notes and (3) the issuance and exercise of certain warrants to be issued to VantagePoint Venture Partners III
(Q), L.P. by amending and restating Section 3(e) of the Series X Certificate of Designation in its entirety, so that as so amended and restated such Section 3(e) shall read in its entirety as follows:

            (e) Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of (A) the issuance, or deemed issuance, of shares of Common Stock to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation in connection with their service as directors of the Corporation or a subsidiary of the Corporation, their employment by the Corporation or a subsidiary of the Corporation or their retention as consultants by the Corporation or a subsidiary of the Corporation under the Corporation's Amended and Restated 1999 Stock Plan, the Vector Internet Services Inc. 1997 Stock Option Plan, the Vector Internet Services Inc. 1999 Stock Option Plan, the Corporation's 1999 Employee Stock Purchase Plan or the Corporation's Amended and Restated 2001 Stock Option and Incentive Plan (the "Plans"), plus such additional number of shares issued or issuable to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation under any amendment of the Plans, or under other plans, adopted or assumed by the Corporation with the approval of the Board of Directors of the Corporation (including a majority of the Series X Directors (as defined in Section 4(b)), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor, (B) the issuance of shares of Common Stock upon exercise of the warrant to purchase 27,770 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Venture Partners 1996, L.P.,
        (C) the issuance of shares of Common Stock upon exercise of the warrant to purchase 55,544 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Communications Partners, L.P., (D) the issuance of shares of Common Stock upon exercise of the warrant to purchase 12,950,000 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to affiliates of VantagePoint Venture Partners and Columbia Capital Partners in connection with the guaranty of the Corporation's obligations under that certain Revolving Credit and Term Loan Agreement dated as of December 13, 2002 by and between the Corporation and Fleet National Bank; (E) the issuance of shares of Common Stock upon exercise of the warrant to purchase an aggregate of 2,260,909 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Venture Partners III (Q), L.P., (F) the issuance, or deemed issuance, of shares of Common Stock pursuant to a merger, consolidation or stock or asset acquisition approved by the Corporation's Board of Directors, including a majority of the Series X Directors; (G) the issuance of shares of Common Stock upon the conversion of the Series X Preferred Stock or Series Y Preferred Stock; (H) the issuance, or deemed issuance, of securities of the Corporation for any purpose and in any amount as approved by the Corporation's Board of Directors, including a majority of the Series X Directors and the approval of the Series Y Director (as defined in the Amended and Restated Stockholders Agreement dated as of July 18, 2003 among the Corporation, holders of the Series X Preferred Stock, holders of the Series Y Preferred Stock and certain other signatories thereto); and (I) the issuance and sale of warrants to purchase shares of Common Stock pursuant to the Note and Warrant Purchase Agreement dated as of July 18, 2003 by and among the Corporation and the investors named therein and the issuance of shares of Common Stock upon the exercise of such warrants.

            The terms of the Series X Preferred Stock shall be amended to extend the redemption date for the Series X Preferred Stock from January 1, 2005 to [three years after the Initial Closing Date] by amending and restating the first sentence of Section 6(a) of the Series X Certificate of Designation in its entirety, so that as so amended and restated such first sentence of Section 6(a) shall read in its entirety as follows:

            (a) Optional Redemption. At any time on or after [three years after the Initial Closing Date], the holders of at least a majority of the then outstanding shares of the Series X Preferred Stock may request that the Corporation redeem all (and not less than all) of the outstanding shares of Series X Preferred Stock pursuant to the terms of this Section 6 (the "Redemption Request").

Proposed Amendments to Series Y Preferred Stock
-----------------------------------------------

            The terms of the Series Y Preferred Stock shall be amended to reduce the Conversion Price applicable to the Series Y Preferred Stock to $.4423 from $0.50 by amending and restating the last sentence of Section 3(a)(i) of the Certificate of Designation of Series Y Preferred Stock ("Series Y Certificate of Designation") in its entirety, so that as so amended and restated such last sentence of Section 3(a)(i) shall read in its entirety as follows:

            The initial Conversion Price per share for shares of Series Y Preferred Stock shall be $0.50; provided, however, that from and after July __, 2003 [insert Initial Closing Date] the Conversion Price per share for shares of Series Y Preferred Stock shall be $.4423; and provided further, however, that the Conversion Price shall be subject to further adjustment as set forth in subsection 3(d).

            The terms of the Series Y Preferred Stock shall be amended to replace the full ratchet antidilution adjustment mechanism with a weighted-average antidilution adjustment mechanism by amending and restating the first paragraph of Section 3(d) of the Series Y Certificate of Designation in its entirety, so that as so amended and restated such first paragraph of Section 3(d) shall read in its entirety as follows:

                        (d) Adjustment of Price Upon Issuance of Common Stock.
            Except as provided in subsections 3(e) and 3(f), if and whenever the Corporation shall issue or sell, or is, in accordance with subsections 3(d)(i) through 3(d)(vii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) (the "Dilutive Financing Price"), then, forthwith upon such issue or sale, the applicable Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale and (b) the total number of shares of Common Stock issuable in such issue or sale. For purposes hereof all shares of Common Stock issuable upon conversion of outstanding Options and Convertible Securities (both as defined below) (including all outstanding shares of Series X Preferred Stock and Series Y Preferred Stock and all outstanding warrants to purchase shares of capital stock of the Corporation) immediately prior to such issue or sale shall be deemed to be outstanding for the purposes of clauses
            (i)(a) and (ii)(a). The provisions of this subsection 3(d) may be waived in any instance, without a meeting, prospectively or retroactively, by the holders of the Series Y Preferred Stock by obtaining the written consent of the holders of a majority of the then outstanding shares of Series Y Preferred Stock.

            The terms of the Series Y Preferred Stock shall be amended to exclude from the requirement to make adjustments of the Conversion Price applicable to the Series Y Preferred Stock (1) the issuance and exercise of the Warrants, (2) the issuance of shares of Common Stock as payment of interest in accordance with the terms of the Notes and (3) the issuance and exercise of certain warrants to be issued to VantagePoint Venture Partners III (Q), L.P. by amending and restating Section 3(e) of the Series Y Certificate of Designation in its entirety, so that as so amended and restated such Section 3(e) shall read in its entirety as follows:

            (e) Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of (A) the issuance, or deemed issuance, of shares of Common Stock to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation in connection with their service as directors of the Corporation or a subsidiary of the Corporation, their employment by the Corporation or a subsidiary of the Corporation or their retention as consultants by the Corporation or a subsidiary of the Corporation under the Corporation's Amended and Restated 1999 Stock Plan, the Vector Internet Services Inc. 1997 Stock Option Plan, the Vector Internet Services Inc. 1999 Stock Option Plan, the Corporation's 1999 Employee Stock Purchase Plan or the Corporation's Amended and Restated 2001 Stock Option and Incentive Plan (the "Plans"), plus such additional number of shares issued or issuable to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation under any amendment of the Plans, or under other plans, adopted or assumed by the Corporation with the approval of the Board of Directors of the Corporation (including a majority of the Series X Directors (as defined in Section 4(b)), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor, (B) the issuance of shares of Common Stock upon exercise of the warrant to purchase 27,770 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Venture Partners 1996, L.P.,
        (C) the issuance of shares of Common Stock upon exercise of the warrant to purchase 55,544 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Communications Partners, L.P., (D) the issuance of shares of Common Stock upon exercise of the warrant to purchase 12,950,000 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to affiliates of VantagePoint Venture Partners and Columbia Capital Partners in connection with the guaranty of the Corporation's obligations under that certain Revolving Credit and Term Loan Agreement dated as of December 13, 2002 by and between the Corporation and Fleet National Bank; (E) the issuance of shares of Common Stock upon exercise of the warrant to purchase an aggregate of 2,206,909 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Venture Partners III (Q), L.P., (F) the issuance, or deemed issuance, of shares of Common Stock pursuant to a merger, consolidation or stock or asset acquisition approved by the Corporation's Board of Directors, including a majority of the Series X Directors; (G) the issuance of shares of Common Stock upon the conversion of the Series X Preferred Stock or Series Y Preferred Stock; (H) the issuance, or deemed issuance, of securities of the Corporation for any purpose and in any amount as approved by the Corporation's Board of Directors, including a majority of the Series X Directors and the approval of the Series Y Director (as defined in the Amended and Restated Stockholders Agreement dated as of July 18, 2003 among the Corporation, holders of the Series X Preferred Stock, holders of the Series Y Preferred Stock and certain other signatories thereto); and (I) the issuance and sale of warrants to purchase shares of Common Stock pursuant to the Note and Warrant Purchase Agreement dated as of July 18, 2003 by and among the Corporation and the investors named therein and the issuance of shares of Common Stock upon the exercise of such warrants.

            The terms of the Series Y Preferred Stock shall be amended to extend the redemption date for the Series Y Preferred Stock from January 1, 2005 to [three years after the Initial Closing Date] by amending and restating the first sentence of Section 6(a) of the Series Y Certificate of Designation in its entirety, so that as so amended and restated such first sentence of Section 6(a) shall read in its entirety as follows:

            (a) Optional Redemption. At any time on or after [three years after the Initial Closing Date], the holders of at least a majority of the then outstanding shares of the Series Y Preferred Stock may request that the Corporation redeem all (and not less than all) of the outstanding shares of Series Y Preferred Stock pursuant to the terms of this Section 6 (the "Redemption Request").